Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby consent to the joint filing on its behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of the common units representing limited liability company interests of Vanguard Natural Resources, LLC. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. The undersigned hereby further agree that this Joint Filing Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: October 13, 2015

MONTIERRA MINERALS & PRODUCTION, L.P.
By its general partner, Montierra Management LLC

By:	/s/ Joseph A. Mills
Name:	Joseph A. Mills
Title:	Chief Executive Officer

MONTIERRA MANAGEMENT LLC

By:	/s/ Joseph A. Mills
Name:	Joseph A. Mills
Title:	Chief Executive Officer

NATURAL GAS PARTNERS VII, L.P.
By its general partner, G.F.W. Energy VII, L.P.
By its general partner, GFW VII, L.L.C.

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Authorized Member

NATURAL GAS PARTNERS VIII, L.P.
By its general partner, G.F.W. Energy VIII, L.P.
By its general partner, GFW VIII, L.L.C.

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Authorized Member

NGP INCOME MANAGEMENT L.L.C.

By:	/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	President

EAGLE ROCK HOLDINGS NGP 7, LLC
By its sole member, Natural Gas Partners VII, L.P.
By its general partner, G.F.W. Energy VII, L.P.
By its general partner, GFW VII, L.L.C.

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Authorized Member

EAGLE ROCK HOLDINGS NGP 8, LLC
By its sole member, Natural Gas Partners VIII, L.P.
By its general partner, GFW Energy VIII, L.P.
By its general partner, GFW VIII, L.L.C.

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Authorized Member

ERH NGP 7 SPV, LLC

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Chief Executive Officer & President

ERH NGP 8 SPV, LLC

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Chief Executive Officer & President

NGP INCOME CO-INVESTMENT OPPORTUNITIES FUND II, L.P.
By its general partner, NGP Income Co-Investment II GP, L.L.C.

By:	/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	President

NGP ENERGY CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Manager